Exhibit 99.1

Midwest Super-Community

Bank Conference

February 24, 2004

Forward Looking Statement

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-GAAP disclosures will be filed in a form 8-K.

Sky Profile

$12.9 billion in total assets

Eight regions consolidated under Sky name

Over 260 financial centers serving communities in Ohio, Michigan, Pennsylvania, Indiana and W. Va

Headquarters located in Bowling Green, OH

45th largest publicly-owned holding company in U.S.

$2.5 billion market cap

A Period of Rapid Growth

Assets ($Billions)

Strategic Vision

1 A community-based, integrated

financial services company

2 Led by strong regional presidents who “own”

the delivery channels

Characterized by high-quality operations,

product/business line experts, and state-of-

the-art information systems

Sky Priorities

Organic growth

Growth of fee-based businesses

Organizational synergies

Sound asset quality

Acquisitions

A Platform for Organic Growth

Our goal is to become the premier sales and service organization in our regions

A focus on:

Regional delivery structure

Sky Trek process

Incentive compensation

Sky Trek Sales and Service Results

FiNaps Closed Referrals

Building Relationships

Single-service 2-3 Services 4+ Services

Building Relationships

Pittsburgh Region

Single-service 2-3 Services 4+ Services

Incentive Compensation Drives Performance

Every employee included in plan

All have goals in four categories:

Profitability

Growth

Asset quality

Client service

All receive monthly scorecards on performance

Variable pay comprised 27.2% of total 2003 compensation

A Diversified Financial Services Company

Trust assets under administration: $3.4 billion

Brokerage volume: $150 million

Annual insurance premium volume: $530 million

Mortgage servicing portfolio: $4.9 billion

Leading national originator of financing to dentists

Change in Fee Mix *

CAGR = 15.6%

Insurance Mortg. Banking Service Charges

Trust/Brokerage Services Other

* Excluding discontinued operations

Sky Financial Solutions

A Successful Restructuring

Redesigned in August 2000

YE 2003 portfolio $790 million

Six years of consistent credit quality

Returned to profitability 4Q’02

Forecasting continued growth in profitability going forward

Organization Synergies

FISERV banking system conversion completed in May 2002

Merger-related system conversions generally completed within 30 days

Roll-out of Enterprise, a new Windows browser-based system for client information

SkyTrek implementations completed within 60 days

Dedicated change-management team

A Diverse Portfolio

Total Loans of $9.4 billion as of December 31, 2003

Sound Asset Quality

Net Charge-offs as        % of Average Loans

NPL as        % of Total Loans

Reserves to Total Loans

* represents non-performing commercial loans backed by A-rated sureties

A Successful Acquisition Strategy

Enhancement of financial services product lines

Spencer-Patterson: Closed January 5, 2004

Expansion of geography into contiguous markets

Pittsburgh: Closed October 1, 2002

Greater Cleveland: Closed April 30, 2003

Building market share

GLB Bancorp: Closed October 19, 2003

Second Bancorp: Second Quarter 2004

Pittsburgh Region

Completed October 1, 2002

$ 1.1 billion in assets at acquisition

Complementary PA footprint

6th largest share of attractive Pittsburgh market

Since 10/1/02:

Core deposits up 22.2%

C&I loans up 8.1%

Home equity loans up 33.3%

Greater Cleveland Region

24 Metropolitan Offices 13 Great Lakes Offices Other Sky Offices

#12 rank of Cleveland MSA

Total market share = 1.7%

Metropolitan:

$ 1.3 billion in assets

Completed 4/30/03

Accretive to earnings

Great Lakes Bancorp

$0.2 billion in assets at acquisition

Completed 10/19/03

Add-on to Greater Cleveland

Accretive to earnings & capital

Second Bancorp

Second Quarter 2004

Second National Offices

Existing Sky Offices

Adds 33 offices and $2 billion in assets

Increases market share by 11.2% in combined Trumbull & Mahoning counties

Enhances west-side presence in Cleveland

Expands position in

Akron/Canton – market share increase from 1.6% to 2.0%

Provides office location and facilities upgrade opportunities

Sky Financial – 2Q 2004*

Regions (L – R)

Mid Am

Ohio Bank

Greater Cleveland

Stark/Summit

Mahoning Valley

Ohio Valley

Western Pennsylvania

Pittsburgh

* Pro forma with Second Bancorp

Sky Performance Goals

We want to perform among the top 25% of the 100 largest banks in the U.S. in terms of:

ROE

ROA

Efficiency ratio

Sound asset quality

2003 Performance Results

2002 2003 % Change

Net income $127.8 MM $156.6 MM +22.5%

EPS $1.52 $1.73 +13.8%

Oper. Results*

Oper. Earnings $134.6 MM $159.0MM +18.1%

Oper. EPS $1.60 $1.76 +10.0%

ROE 18.61% 17.49%

ROA 1.36% 1.31%

Efficiency 51.75% 52.87%

* Operating results exclude merger-related expenses and significant transactions not reflective of current operations.

Balance Sheet Growth

Net Interest Margin (%)

Diversified Revenue Growth

Fees as        % of Total Revenues

A Consistent Level of Efficiency

Efficiency Ratio*

* Excluding non-operating items

Growing Operating EPS*

* Excludes non-operating items

Our Vision is Clear Our Focus Is Sharp

Regional financial services model

Superior operating performance

High growth profile

Sky Trek sales and service process

Asset quality orientation

Aggressive performance goals

Shareholder-value driven

Our Vision Is Clear. Our Focus Is Sharp.